================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):         July 25, 2006

                                 UGI Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                1-11071                 23-2668356
    ---------------------        -------------            --------------
(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation)            File Number)         Identification No.)

           460 No.Gulph Road, King of
             Prussia, Pennsylvania                            19406
            -----------------------                        -----------
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code:        610 337-1000

                                 Not Applicable
                           --------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

Director Compensation

On July 25, 2006, the Board of Directors of UGI Corporation ("UGI") approved, based on market data, a $10,000 increase in the annual cash compensation payable to each member of the Board of Directors who is not an employee or officer of UGI or its subsidiaries, effective October 1, 2006. As a result, each non-employee director shall receive an annual retainer of $62,000 for serving as a director of UGI. In addition, effective October 1, 2006, in recognition of their significant responsibilities, the Board approved an additional annual retainer of $10,000 for the chairperson of the Compensation and Management Development Committee and an additional annual retainer of $5,000 for the chairperson of each the Corporate Governance and Planning and Finance Committees of the Board of Directors. There was no change in the existing annual retainer for the chairperson or members of the Audit Committee. The resulting annual cash and equity compensation for each non-employee and non-officer Board member, effective October 1, 2006, is set forth in the table below.


                             DIRECTORS' COMPENSATION

                                                                  CASH        EQUITY
                                                               COMPONENT     COMPONENT
                                                               ----------    ---------
Annual Retainer                                                  $62,000     2,550 Units
                                                                             8,500 Options

Additional Annual Retainer for Audit Committee Members           $ 5,000
(other than the Chairperson)

Additional Annual Retainer for Audit Committee Chairperson       $10,000

Additional Annual Retainer for Compensation and                  $10,000
Management Development Committee Chairperson

Additional Annual Retainer for Corporate Governance              $ 5,000
Committee Chairperson

Additional Annual Retainer for Planning and Finance              $ 5,000
Committee Chairperson

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UGI Corporation


July 31, 2006                            By:   Margaret M. Calabrese
                                            ------------------------------------
                                            Name: Margaret M. Calabrese
                                            Title: Secretary